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                                                                    EXHIBIT 10.4

                        THIRD AMENDMENT TO ALLERGAN, INC.
                  EMPLOYEE STOCK OWNERSHIP PLAN (RESTATED 1996)

The ALLERGAN, INC. EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan") is hereby amended to read as follows:

I. Section 4.2 of the Plan is hereby amended by adding the following subsection (e) which reads as follows:

                      (e) For the 1998 Plan Year only, the term "Eligible
               Employee" as defined in Section 4.2(a) shall include any Participant who ceased to be an Eligible Employee during the 1998 Plan Year due to his election to participate in the Sponsor's Voluntary Early Retirement Incentive by August 31, 1998 (or such later date as approved by the Sponsor but in no event later than September 30, 1998).

II.  This Third Amendment shall be effective as of July 15, 1998.

IN WITNESS WHEREOF, Allergan, Inc. hereby executes this Amendment on the 3rd day of August, 1998.

ALLERGAN, INC.


By: /s/ FRANCIS R. TUNNEY, JR.
    ---------------------------------
        Francis R. Tunney, Jr.
        Corporate Vice President,
        General Counsel and Secretary